Exhibit 10.9

AMENDED AND RESTATED LICENSE AGREEMENT

July 18, 2011

This Amended and Restated License Agreement (the “Agreement”) by and between Orange 21 Inc. (“Licensee”) and Rose Colored Glasses LLC (“Licensor”) is effective as of the Effective Date and completely amends and restates that certain License Agreement between Licensee and Licensor dated May 12, 2010 (“Original Agreement”).

1.	Term – The term of this Agreement shall automatically terminate on March 31, 2012 (the “Term”). Upon expiration of the Term, neither party shall have any further obligations to the other party under this Agreement, provided that any provision of this Agreement that must survive such termination in order to give full effect to the intended application of such provision shall continue for such period of time as may reasonably be required.

2.	Territory – United States, Canada and Mexico and their respective territories and possessions. The Territory hereunder shall also include the European Union and China (referred to herein as the “Limited Territory”), provided that Licensee must get Licensor’s prior written consent to distribute Licensed Articles in the Limited Territory (except for the Approved Channels specified on “Exhibit C” which are hereby consented to), which consent shall not be unreasonably withheld, conditioned or delayed.

3.	Licensed Articles –

•

Glasses which are branded by, use and/or exploit the Licensed Property (as hereinafter defined), it being expressly understood and agreed that glasses (“Entertainment Glasses”) used specifically in connection with entertainment media (e.g., video games, three dimensional movies and/or television, etc.) shall be excluded from the definition of “Licensed Articles” hereunder.

•

Except as provided in Section 12 below, all Licensed Articles shall be positioned and sold as competitive with and similar to, in all material respects (including quality, detail, workmanship [including construction techniques], pricing, type of retail outlets used for distribution, etc.), prestige glasses brands such as Oliver Peoples, Giorgio Armani, Marc Jacobs and Christian Dior, and this shall be deemed to be part of the definition of “Licensed Article” hereunder.

4.	Grant of Rights –

•	Subject to the terms and conditions of this Agreement (including without limitation the approval provision herein below) and solely during the Term and in the Territory, Licensor grants Licensee:

(i)	the right to use Mary J. Blige’s (the “Artist”) name and approved likeness, image and other identifying characteristics (the “Artist Materials”) solely for approved uses in connection with the marketing and promotion of the Licensed Articles exploited hereunder; and

(ii)	the right to use the trademark “Melodies by MJB”, or such other name and/or mark furnished and approved by Licensor for use hereunder, solely in and in connection with the manufacture, exploitation and promotion of the Licensed Articles hereunder (such approved trademark referred to as the “Licensed Property”).

•

The rights granted herein shall extend only to Licensed Articles manufactured and held in inventory by Licensee, or its sublicensees, distributors and retailers as of the Effective Date, and to Licensed Articles manufactured after the Effective Date as a result of warranty claims and repairs. Licensee represents and warrants that as of the Effective Date, there are approximately [***] Licensed Articles held in inventory by Licensee (+/- 10%) (not including Licensed Articles on order or in possession of its sublicensees, distributors and retailers), which have not yet been sold.

•

To the extent that any distributors or retailers continue to hold inventory of Licensed Articles as of the expiration of the Term, such distributors or retailers shall have the right to continue to promote and sell such existing inventory on a non-exclusive basis until such inventory is sold.

•

To the extent that Licensee continues to hold inventory of Licensed Articles as of the expiration of the Term, all right, title and interest in respect of such inventory shall automatically be transferred without charge to Licensor effective as of such date.

•	Any and all rights not expressly granted to Licensee hereunder are reserved by Licensor without limitation or further obligation (financial or otherwise) to Licensee.

5.	Ownership of Property – As between Licensor and Licensee, Licensor shall own all right, title and interest of any kind or nature in and to the following:

•	All Artist Materials and Licensed Property.

•

All creative aspects of the Licensed Articles and materials related thereto that are furnished and/or created by or on behalf of Licensee hereunder (the “LA Materials”), including without limitation, the logos, eyewear designs and/or promotional and marketing materials created hereunder. Licensor confirms that all logos currently used by Licensee have been approved by Licensor for use in connection with the Licensed Articles hereunder, which logos are referred to as an “Approved Logo”.

•

All other materials created and/or controlled by or on behalf of Licensee that are used to manufacture and/or produce the Licensed Articles hereunder; provided, however, [***]. Licensee will use commercially reasonable efforts to introduce Licensor to its manufacturer.

•	All such materials, including, without limitation, those set forth on “Exhibit A” hereto, shall be delivered to Licensor promptly following the last date of the Term of this Agreement.

6.	Clearance / Registration of Property

During the period ending on the earlier of (i) the date that Licensee sells all of its inventory of Licensed Articles, or (ii) the end of the Term (the “Sell-Off Period”):

•

Intellectual property counsel designated by Licensor (“Designated IP Counsel”), but engaged by Licensor and Licensee, shall be exclusively responsible for undertaking and obtaining any trademark and other required clearances and registrations for the Artist Materials and Licensed Property furnished by Licensor for use by Licensee hereunder, as well as any Approved Logo hereunder, in connection with the manufacture, distribution, exploitation and/or promotion of the Licensed Articles in the Territory hereunder (the “Initial IP Clearances”). Licensee shall advise Licensor in writing in the event any additional trademark or other clearances and/or registrations (i.e., other than the Initial IP Clearances) are required, if applicable, in connection with the manufacture, distribution, exploitation and/or promotion of the Licensed Articles in the Territory hereunder (collectively, the “Additional IP Clearances”), and Designated IP Counsel shall be exclusively responsible for undertaking and obtaining any such Additional IP Clearances promptly following receipt of notice requesting the same.

•

Licensee shall be responsible for the costs and expenses associated with all trademark and other clearances and registrations described in the paragraph above (the “IP Clearance Costs”), including (for the avoidance of doubt) any IP Clearance Costs incurred prior to the Effective Date of this Agreement. Accordingly, Licensee shall either (i) pay for such IP Clearance Costs directly or (ii) in the event Licensor and/or Artist pays for any IP Clearance Costs, reimburse Licensor and/or Artist (as applicable) for such IP Clearance Costs within thirty (30) days following receipt of documentation evidencing the same.

•

Notwithstanding the foregoing, at all times during and after the Term, all trademark and other required clearances and registrations undertaken pursuant to this Agreement shall be solely owned by, and cleared and/or registered in the name of, Licensor, Artist and/or their respective designee(s), as applicable.

7.	Payments –

•	Licensee shall pay Licensor the amount of $1,500,000, payable as follows:

(i)	Licensee shall pay to Licensor the nonreturnable amount of $1,000,000 in cash immediately following execution of this Agreement by wire transfer to an account designated in writing by Licensor (the “Initial Payment”).

(ii)	Upon execution of this Agreement Licensee shall cause Orange 21 North America, Inc.(“Orange”) to deliver to Licensor a promissory note in the form attached hereto as “Exhibit B” in the principal amount of $500,000, due and payable on March 31, 2012 (the “Note”).

•

Notwithstanding any provision to contrary contained herein, this Agreement shall not be effective until Licensee has delivered the Initial Payment and the Note to Licensor. The date that such condition is fulfilled is referred to herein as the “Effective Date.”

8.	Release –

•

Licensor, on behalf of itself and Artist, acknowledges that the amounts set forth in Section 7 are in full and complete satisfaction of any and all amounts due or to become due and payable to Licensor under the Original Agreement and for all rights and licenses granted to Licensee in connection with this Agreement.

•

Except for the obligations set forth in this Agreement, each of the parties (including Artist) is fully released from any and all obligations that either of them had or might have had by virtue of having entered into the Original Agreement, and neither of them shall be obligated in any way further to the other by virtue of having entered into the Original Agreement. The parties acknowledge that, other than the Original Agreement, no other agreement, written or oral existed between the parties prior to entering into this Agreement. No provision of the Original Agreement shall survive beyond the Effective Date.

•

Any and all claims either of the parties had or might have had against the other by virtue of having entered into the Original Agreement shall be, and hereby are, released, relinquished and satisfied in full. As of the Effective Date, each party hereto fully and unconditionally waives, releases and forever discharges the other party and its respective successors, assigns, affiliates, officers, directors, shareholders, employees, members, partners, representatives and agents (including Artist) from all of their respective duties, obligations and liabilities arising from or connected in any way with the Original Agreement, and the parties’ acts or omissions with respect thereto.

•

Each party expressly understands and acknowledges that the foregoing release is intended to be a mutual general release and that it is possible that unknown losses or claims exist and each party represents and warrants that this uncertainty was taken into account in the execution of this Agreement.

9.	Licensee’s Other Obligations –

•

Subject to the terms and conditions of this Agreement, Licensee shall be solely responsible for the design, manufacture, distribution, exploitation, promotion and sale of the Licensed Articles hereunder, which shall be completed (whether directly or through a third party) in each instance in accordance with all applicable federal, state, provincial, local and municipal laws, orders and regulations (including without limitation, with respect to human rights and labor standards).

•	Licensee shall be [***] responsible for [***] costs and expenses associated with the [***] of the Licensed Articles [***].

10.	Intentionally deleted.

11.	Approvals – Licensee represents, to the best of its knowledge, that all aspects of the Licensed Articles and the packaging thereof (including without limitation, the glasses designs, logo design and placement, product selection, prototypes, pre-production samples, packaging, labels, tags, colorways, etc.) and all advertising, marketing, promotion and publicity plans and materials (including, brand website/microsite [if any], proposed uses and placement of ads, etc.) used to date or in existence as of the Effective Date have been approved by Licensor; provided, however, that the parties hereto acknowledge and agree that the foregoing shall not be in limitation of Licensor’s approval rights as set forth in this Agreement including without limitation pursuant to the next two (2) sentences. Licensee shall not use and/or exploit any materials that have not been approved by Licensor hereunder, such approval not to be unreasonably withheld. Licensor and Artist shall have complete and final approval over any and all proposed uses of Artist’s name, image, voice, likeness and/or other identifying characteristic. For sake of clarity, Licensor acknowledges that it has previously approved (i) the Licensed Articles depicted at www.melodiesbymjb.com as of the Effective Date (including the ten sunglass styles depicted therein and also listed on “Exhibit A”), and (ii) the five Licensed Articles listed on “Exhibit A” representing additional sunglass styles and samples (“Approved Materials”).

12.

Inventory / Closeouts. The parties acknowledge that (i) there are or may be quantities of the Licensed Articles that Licensee has been or will be unable to sell in accordance with Section 3 above after the exercise of commercially reasonable efforts to do so which remain in inventory, and (ii) Licensee may sell such inventory at a discount (such discounted Licensed Articles, “Closeouts”) solely through the approved distribution channels listed on “Exhibit C” attached hereto (“Approved Channels”). Licensee may also sell through channels similar to those listed on “Exhibit C” with Licensor’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed) and such channels once approved in writing by Licensor shall be deemed to be added to the list of Approved Channels. Notwithstanding the foregoing, Licensee shall not distribute Licensed Articles through the distribution channels listed on “Exhibit D” attached hereto (“Non-Approved Channels”). In the event that Licensee sells Closeouts at a wholesale price of $[***] per unit or less, Licensee shall not, directly or indirectly, [***].

13.	Exclusivity – During the period ending on the earlier of (i) December 31, 2011 or (ii) the date that Licensee sells all of its inventory of Licensed Articles (the “Exclusivity Period”), Licensor and Artist may enter into an agreement with a third party for the license of Artist Materials and/or the Licensed Property in connection with the design, creation, manufacturing, distribution, marketing and/or promotion of glasses; provided, however, that such glasses (other than Entertainment Glasses) may not be marketed, promoted, or sold during the Sell-Off Period in the Territory.

14.	Insurance – Licensee agrees to carry and maintain throughout the Term and for two years thereafter (the “Insurance Term”), with an insurance carrier having a rating of A or better according to Best’s Insurance Reports, a broad form Comprehensive General Liability Insurance Policy written on an occurrence basis covering its activities with respect to the Licensed Articles which includes but is not limited to coverage for contractual liability, premises operations, products liability, personal injury and advertising injury liability and broad form property damage liability, with limits of liability of at least two million dollars ($2,000,000) per occurrence and five million dollars ($5,000,000) in the annual aggregate. Licensee shall cause such policies throughout the Insurance Term to name Licensor and its officers, directors, members and affiliates (including Artist, Tinted, Jimmy Iovine and Paul Wachter) as additional insureds.

15.	Indemnity –

•

Licensor shall indemnify, defend and hold harmless Licensee and its parent, subsidiary, affiliated and related entities and their respective officers, directors, members, managers and shareholders from and against any and all losses, liabilities, damages, costs and/or expenses (including without limitation, reasonable outside attorney’s fees and expenses) in connection with any third party claims solely to the extent arising out of or relating to (i) a breach by Licensor of its representations, warranties, covenants or agreements contained in this Agreement or (ii) the use and/or exploitation by Licensee, to the extent approved by Licensor hereunder, of the Artist Materials furnished by Licensor for use by Licensee hereunder. For the avoidance of doubt, Licensor’s indemnity pursuant to this paragraph shall not apply to any claims related to the Licensed Property (“LP Claims”). Accordingly, it is expressly understood and agreed that both during and after the Term, Licensee agrees that neither Licensee, nor any person and/or entity deriving rights through Licensee, shall commence, institute or prosecute any lawsuits, actions or other proceedings against any Licensor Indemnitee(s) (as defined below) related to the use and/or exploitation of the Licensed Property as permitted hereunder.

•

Licensee shall indemnify, defend and hold harmless Licensor and its parent, subsidiary, affiliated and related entities and their respective officers, directors, members, managers and shareholders [***] (“Licensor Indemnitees”) from and against any and all losses, liabilities, damages, costs and/or expenses (including without limitation, reasonable attorney’s fees and expenses) in connection with any third party claims arising out of or related to (i) any breach by Licensee of any representation, warranty, obligation or agreement contained in this Agreement and/or (ii) any use and/or exploitation by Licensee of any of the rights granted herein, including without limitation, the design, development, manufacture, distribution, exploitation, promotion, use and/or sale of the Licensed Articles (except to the extent covered by the indemnity provided by Licensor hereinabove).

16.	Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY (OR ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR REPRESENTATIVES) BE LIABLE TO THE OTHER PARTY (OR ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR REPRESENTATIVES) FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS. THE FOREGOING LIMITATIONS WILL NOT APPLY TO DAMAGES RESULTING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS PURSUANT TO PARAGRAPH 17 BELOW.

17.	Confidentiality – Licensee shall maintain in confidence any information contained in this Agreement and/or any non-public information learned about Artist and/or Licensor, whether personal or business related information, except as required by law (including, without limitation, U.S. securities laws or rules of any securities exchange).

18.	Choice of Law – This Agreement shall be construed and enforced in accordance with the laws of the State of New York without reference to conflict of law principles.

19.	Assignment – This Agreement shall inure to the benefit of and shall be binding upon the parties hereto, and their respective successors and assigns. Notwithstanding the foregoing, Licensee may not assign or sublicense any of its rights or obligations hereunder to any person and/or entity without Licensor’s prior written consent, whether directly or indirectly pursuant to a merger, consolidation, asset sale, stock sale or otherwise, except that Licensee may assign or sublicense this Agreement to Orange.

20.	Notices – Any notice, payment or other form of communication will be duly made when personally delivered to the party to be notified, or when sent by facsimile, overnight courier (e.g., FedEx or UPS), or sent via certified mail (return receipt requested), to the address set forth below or to such other addresses a party may designate by notice pursuant hereto. Notices, payments and other forms of communication shall be sent to:

If to Licensee or Orange:

Orange 21 Inc.

2070 Las Palmas Drive

Carlsbad, CA 92011

Attn: Chief Executive Officer,

with a copy to: Chief Financial Officer

Facsimile: (760) 804-8442

If to Licensor:

Rose Colored Glasses LLC

c/o Main Street Advisors

3110 Main Street, Suite 300

Santa Monica, CA 90405

Attn: Paul Wachter

Facsimile: (310) 392-3541

With a copy to each of:

Rose Colored Glasses LLC

c/o Gelfand Rennert & Feldman

360 Hamilton Ave., Suite 100

White Plains, NY 10601

Attn: Ron Nash

Facsimile: (212) 307-8082

And

Grubman Indursky & Shire, P.C.

152 West 57th St., 31st Floor

New York, NY 10019

Attn: Kenneth R. Meislelas, Esq.

Facsimile: (212) 554-0444

All notices, submissions for approval, demands and other communications required to be given to a party hereunder in writing shall be deemed to have been duly given if personally delivered, sent by a nationally recognized overnight courier, transmitted by facsimile or e-mail, or mailed by registered or certified mail (postage prepaid, return receipt requested) to such party at the relevant street address, facsimile number or email address set forth below (or at such other street address, facsimile number or e-mail address as such party may designate from time to time by written notice in accordance with this provision):

21.	No Joint Venture – Neither party shall be deemed to be an agent, employee, partner, joint employer or joint venture of the other party.

22.	Affiliated Transactions. Expect as provided herein, Licensee agrees that it shall not sell and/or distribute Licensed Articles hereunder to any person and/or entity that controls, is controlled by or is under common control with Licensee and/or its principals, officers, directors or employees without obtaining Licensor’s prior written consent in each instance.

23.	Publicity. Licensee shall consult with Licensor prior to issuing any official press release or other public announcement regarding the signing of this Agreement or the transactions contemplated thereby, and shall not issue any such press release or make any such public statement without the prior consent of Licensor (which consent shall not be unreasonably withheld or delayed), except as required by law (including, without limitation, U.S. securities laws or rules of any securities exchange).

24.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Facsimile or other electronic transmissions or photocopies of any signed original counterpart of this Agreement shall be deemed the same as the delivery of a manually executed counterpart of this Agreement.

25.	Entire Agreement. The terms and provisions contained in this Agreement and the exhibits hereto constitute the entire agreement between the parties on the subject matter hereof and supersede and revoke all previous communications, negotiations, representations, agreements or understandings (including, without limitation, the Original Agreement), either oral or written between the parties hereto or any predecessors in interest thereof with respect to the subject matter hereof. No agreement or understanding varying or extending this Agreement will be binding upon either party hereto, unless in a writing which specifically refers to this Agreement, and signed by duly authorized officers or representatives of the respective parties.

The parties hereto agree that the provisions of this Agreement shall be legally binding on the parties hereto.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

ORANGE 21, INC.		ROSE COLORED GLASSES LLC

By:	/s/ Carol A. Montgomery	By:	/s/ Mary J. Blige
Name:	Carol A. Montgomery		Name:	Mary J. Blige
Title:	Chief Executive Officer		Title:	Member

		By:	/s/ Tinted Partners LLC
			Name:	Tinted Partners LLC
			Title:	Member

AGREED AND ACCEPTED to the extent the foregoing Agreement applies to the undersigned:

ORANGE 21 NORTH AMERICA, INC.

By:	/s/ Carol A. Montgomery
Name:	Carol A. Montgomery
Title:	Chief Executive Officer

Exhibit A

Licensor Owned Property and Approval Materials

Domain name and website located at www.melodiesbymjb.com (which shall be transferred to Licensor in accordance with Section 5)

Currently on website at www.melodiesbymjb.com:

1. Showtime

2. Red Carpet

3. MJ’s

4. Incognito

5. Uptown

6. AKA

7. Paparazzi

8. Encore

9. Backstage

10. Broadway

Not currently on website:

11. Oh Jackie!

12. Bonus

13. Essence

Samples at Manufacturer:

14. Bright Lights

15. Factory Girl

Photos of above Licensed Articles are attached.

The following are rough estimates of the quantities of Licensed Articles by SKU in inventory as provided in Section 4 and are not a representation of the quantities that will be returned to Licensor at the end of the Term :

ItemNumber	ItemDescription	UPC	Quantity

MJB00001	MELODIES SHOWTIME BONEW/SILVER GRAD MIR	882754001539	[***]
MJB00002	MELODIES SHOWTIME- GUNMETAL/MATTE BLACK W/BLACK FADE	882754001546	[***]
MJB00003	MELODIES SHOWTIME MATTE BLACK - GREY W/BLACK MIR	882754001553	[***]
MJB00004	MELODIES SHOWTIME GOLD - BZ FD W/ GOLD MIR	882754001560	[***]
MJB00005	MELODIES RED CARPET BLACK - BLACK FADE	882754001577	[***]
MJB00006	MELODIES RED CARPET- TORTOISE - BRONZE FADE	882754001584	[***]

MJB00007	MELODIES RED CARPET BROWN HORN - BRONZE FADE	882754001591	[***]
MJB00008	MELODIES RED CARPET BONE - BRONZE FADE	882754001607	[***]
MJB00009	MELODIES RED CARPET BRN/WHT HORN - BRONZE FADE	882754001614	[***]
MJB00010	MELODIES RED CARPET EGGPLANT - BLACK FADE	882754001621	[***]
MJB00011	MELODIES THE MJ’S BLACK - BLACK FADE	882754001638	[***]
MJB00012	MELODIES THE MJ’S TORTOISE - BRONZE FADE	882754001645	[***]
MJB00013	MELODIES THE MJ’S EGGPLANT - BLACK FADE	882754001652	[***]
MJB00014	MELODIES THE MJ’S BROWN TORT- BRONZE FADE	882754001669	[***]
MJB00015	MELODIES INCOGNITO GOLD w/ WHT- BRONZE FADE	882754001676	[***]
MJB00016	MELODIES INCOGNITO SILVER- BLACK FADE	882754001683	[***]
MJB00017	MELODIES INCOGNITO SHINY BLACK- GY w/ BLK MIRROR	882754001690	[***]
MJB00018	MELODIES INCOGNITO TORTOISE - BRONZE w/ GLD MIR	882754001706	[***]
MJB00019	MELODIES INCOGNITO OFF WHITE - BZ w/ GLD MIR	882754001713	[***]
MJB00020	MELODIES INCOGNITO GOLD w/ PURPLE - PURPLE FD	882754001911	[***]
MJB00021	MELODIES THE MJ’S WHITE- BRONZE FADE	882754001737	[***]
MJB00022	MELODIES THE MJ’S RED - BRONZE FADE	882754001744	[***]
MJB00023	MELODIES UPTOWN DARK TORT/BLACK - BLACK FADE	882754002154	[***]
MJB00024	MELODIES UPTOWN SAFARI/BROWN - BRONZE FADE	882754002161	[***]
MJB00025	MELODIES UPTOWN WHITE/BLACK - BLACK FADE	882754002178	[***]
MJB00026	MELODIES UPTOWN RED/CHESNUT - BLACK FADE	882754002185	[***]
MJB00027	MELODIES UPTOWN BLACK - BLACK FADE	882754002192	[***]
MJB00028	MELODIES AKA TORTOISE/GOLD - BZw/GOLD MIR	882754002208	[***]
MJB00029	MELODIES AKA GOLD/BLONDE TORT - BRONZE FADE	882754002215	[***]
MJB00030	MELODIES AKA GOLD/AQUA - BLUE FADE	882754002222	[***]
MJB00031	MELODIES AKA RED/GOLD - BRONZE FADE	882754002239	[***]
MJB00032	MELODIES AKA BLACK/GOLD - BLACK FADE	882754002246	[***]
MJB00033	MELODIES PAPARAZZI BLACK - BLACK FADE	882754002253	[***]
MJB00034	MELODIES PAPARAZZI SUNRISE GRAD - BRONZE FADE	882754002260	[***]
MJB00035	MELODIES PAPARAZZI SAFARI - AMBER FADE	882754002277	[***]
MJB00036	MELODIES PAPARAZZI - ROSE GRADIENT - BRONZE FADE	882754002284	[***]
MJB00037	MELODIES PAPARAZZI CRYSTAL - BLACK FADE	882754002291	[***]
MJB00038	MELODIES ENCORE ROSE GOLD - BRONZEw/GOLD MIRROR	882754003373	[***]
MJB00039	MELODIES ENCORE SILVER - GREY w/BLK MIRROR	882754003380	[***]
MJB00040	MELODIES BACKSTAGE BLACK - BLACK FADE	882754002307	[***]
MJB00041	MELODIES BACKSTAGE WHITE - BRONZE FADE	882754002314	[***]
MJB00042	MELODIES BACKSTAGE RED - BRONZE FADE	882754002321	[***]
MJB00043	MELODIES BACKSTAGE DARK TORT - BRONZE FD	882754002338	[***]
MJB00044	MELODIES BACKSTAGE CHOCOLATE FADE - BRONZE FADE	882754002345	[***]
MJB00045	MELODIES BROADWAY BLACK - BLACK FADE	882754002352	[***]
MJB00046	MELODIES BROADWAY CHESTNUT - BRONZE FADE	882754002369	[***]
MJB00047	MELODIES BROADWAY CRYSTAL - BLACK FADE	882754002376	[***]
MJB00048	MELODIES BROADWAY PURPLE GRADIENT - BLACK FD	882754002383	[***]
MJB00049	MELODIES BROADWAY BRONZE GRADIENT - BRONZE FADE	882754002390	[***]
MJB00050	MELODIES RED CARPET RED W/TORT-BZ FADE	882754003922	[***]
MJB00051	MELODIES BROADWAY BROWN W/TORT-BZ FADE	882754003939	[***]
MJB00052	MELODIES OH JACKIE! OBSIDIAN - BLACK FADE	882754003618	[***]
MJB00053	MELODIES OH JACKIE! DARK TORT - BRONZE FADE	882754003625	[***]
MJB00054	MELODIES OH JACKIE! CHARCOAL FADE - BLACK FADE	882754003632	[***]
MJB00055	MELODIES OH JACKIE! CRIMSON FADE - BRONZE FADE	882754003649	[***]
MJB00056	MELODIES OH JACKIE! HONEY - BRONZE FADE	882754003656	[***]

MJB00057	MELODIES BONUS OBSIDIAN - BLACK FADE	882754003663	[***]
MJB00058	MELODIES BONUS ROUGE - BLACK FADE	882754003670	[***]
MJB00059	MELODIES BONUS DARK TORT - BRONZE FADE	882754003687	[***]
MJB00060	MELODIES BONUS VIOLET - BLACK FADE	882754003694	[***]
MJB00061	MELODIES BONUS PEACH - ROSE FADE	882754003700	[***]
MJB00071	MELODIES ESSENCE OBSIDIAN - BLACK FADE	882754003809	[***]
MJB00072	MELODIES ESSENCE CHOCOLATE SHIMMER - BRONZE FADE	882754003816	[***]
MJB00073	MELODIES ESSENCE SMOKEY SHIMMER - BLACK FADE	882754003823	[***]
MJB00074	MELODIES ESSENCE BROWN FADE - MOCHA FADE	882754003830	[***]
MJB00075	MELODIES ESSENCE ROSE FADE - VIOLET FADE	882754003847	[***]
MJB00081	MELODIES PAPARAZZI MIDNIGHT FADE - BLACK FADE	882754003908	[***]
MJB00082	MELODIES PAPARAZZI SPRINGTIME FADE - BRONZE FADE	882754003915	[***]
MJB00057	BONUS OBSIDIAN - BLACK FADE		[***]
MJB00058	BONUS ROUGE - BLACK FADE		[***]
MJB00059	BONUS DARK TORT - BRONZE FADE		[***]
MJB00060	BONUS VIOLET - BLACK FADE		[***]
MJB00061	BONUS PEACH - ROSE FADE		[***]
MJB00066	BRIGHTLIGHTS SILVER - BLACK FADE		[***]
MJB00067	BRIGHTLIGHTS SILVER - BLUE FADE W/SILVER MIRROR		[***]
MJB00068	BRIGHTLIGHTS SILVER - RED FADE W/SILVER MIRROR		[***]
MJB00069	BRIGHTLIGHTS GOLD - BRONZE FADE		[***]
MJB00070	BRIGHTLIGHTS GOLD - PURPLE FADE		[***]
MJB00071	ESSENCE OBSIDIAN - BLACK FADE		[***]
MJB00072	ESSENCE CHOCOLATE SHIMMER - BRONZE FADE		[***]
MJB00073	ESSENCE SMOKEY SHIMMER - BLACK FADE		[***]
MJB00074	ESSENCE BROWN FADE - MOCHA FADE		[***]
MJB00075	ESSENCE ROSE FADE - VIOLET FADE		[***]
MJB00076	FACTORY GIRL SILVER/LAVENDER - PURPLE FADE		[***]
MJB00077	FACTORY GIRL SILVER/TEAL - BLACK FADE		[***]
MJB00078	FACTORY GIRL GOLD/IVORY - BRONZE FADE		[***]
MJB00079	FACTORY GIRL GOLD/ORANGE - BRONZE FADE		[***]
MJB00080	FACTORY GIRL BLACK/GOLD - BLACK FADE		[***]
MJB00081	PAPARAZZI MIDNIGHT FADE - BLACK FADE		[***]
MJB00082	PAPARAZZI SPRINGTIME FADE - BRONZE FADE		[***]
			[***]

Exhibit B

THIS PROMISSORY NOTE IS SUBORDINATE TO CERTAIN OBLIGATIONS OF THE COMPANY AS DESCRIBED IN THE BFI LOAN DOCUMENTS (DEFINED HEREIN) AND SUBJECT TO THAT CERTAIN DEBT SUBORDINATION AGREEMENT DATED JULY 18, 2011 AMONG BFI BUSINESS FINANCE AND THE HOLDER.

THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE

$500,000	July 18, 2011
San Diego, California

FOR VALUE RECEIVED, Orange 21 North America Inc., a California corporation (the “Company”), promises to pay to the order of Rose Colored Glasses LLC, or its registered assigns (“Holder”), the principal sum of Five Hundred Thousand Dollars ($500,000) on March 31, 2012. The Company shall have the right to prepay all amounts owed under this Note in whole or in part at any time without any prepayment premium or fee.

26. Definitions. For purposes of this Promissory Note (this “Note”), the following terms shall have the following meanings:

“BFI Loan Documents” shall mean the Loan and Security Agreement, dated as of February 26, 2007, between the Company and BFI Business Finance, as modified by the First Modification to Loan and Security Agreement, dated as of December 7, 2007, as further modified by the Second Modification to Loan and Security Agreement dated as of February 12, 2008, and as further modified by the Third Modification to Loan and Security Agreement dated as of June 23, 2008, and the other Loan Documents as defined therein, in each case as amended, restated, supplemented, refinanced, replaced, or otherwise modified from time to time.

“Business Day” means any day which is not a Saturday or Sunday or a legal holiday on which national banks are authorized or required to be closed.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” (and the lower-case versions of the same) shall have meanings correlative thereto.

“Costa Brava” means Costa Brava Partnership III, L.P., a Delaware limited partnership.

“Costa Brava Debt” means the indebtedness of the Company under (a) the Promissory Note, dated as of December 20, 2010, by the Company in favor of Costa Brava in the original principal amount of $7,000,000 and (b) the Promissory Note, dated as of June 21, 2011, by the Company in favor of Costa Brava in the original principal amount of $6,000,000.

“Governmental Authority” shall mean any federal, state, local or other governmental department, commission, board, bureau, agency or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government.

“Material Adverse Effect” shall mean any event, matter, condition or circumstance which (i) has or would reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole; (ii) would materially impair the ability of the Company or any other Person to perform or observe their respective obligations under or in respect of this Note; (iii) would materially impair the rights and remedies of Holder under this Note, or (iv) affects the legality, validity, binding effect or enforceability of this Note.

“Organic Document” means, relative to any Person, its articles or certificate of incorporation, or certificate of limited partnership or formation, its bylaws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its capital stock, partnership interests or other ownership interests.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, limited liability company, partnership, association or other business entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent, or (ii) that is, at any time any determination is made, otherwise Controlled by, the parent or one or more Subsidiaries of the parent and one or more Subsidiaries of the parent.

27. Payments.

a. Form of Payment. All payments shall be in lawful money of the United States of America and shall be sent to the address provided for Holder as set forth in this Note; provided that Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and Holder’s wire transfer instructions. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

b. No Set-Off. The Company agrees to make all payments under this Note without set-off or deduction and regardless of any counterclaim or defense.

28. Representations and Warranties. The Company hereby makes the following representations and warranties to Holder:

a. Organization, Good Standing and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to execute, deliver and perform its obligations under this Note. Each of the Company and its Subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect, and has all requisite power and authority to own its assets and carry on its business.

b. Corporate Power and Authorization; Consents. The execution, delivery and performance by the Company of this Note have been duly authorized by all necessary action of the Company and do not and will not (i) contravene the terms of the Company’s Organic Documents; (ii) result in a breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any lease, instrument, contract or other agreement to which the Company or any of its Subsidiaries are party or by which they or their properties may be bound or affected; (iii) necessitate the consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any third party; or (iv) violate any provision of any law, rule, regulation, order, judgment, decree or the like binding on or affecting the Company, except in the case of each of clauses (ii), (iii) and (iv), such as would not result in a Material Adverse Effect.

c. Enforceability. This Note constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

d. Litigation. Except as set forth in the public filings of the Company or its affiliates, including, without limitation, all facts disclosed in Orange 21 Inc.’s Form 10-K for the period ending December 31, 2010 (filed March 25, 2011), Form 10-Q for the period ending March 31, 2011 (filed May 13, 2011), and Forms 8-K filed subsequent to the aforementioned Form 10-K, (i) there is no action, suit, proceeding or investigation pending or, to the knowledge of Company and its Subsidiaries, currently threatened against the Company and its Subsidiaries which questions the validity of this Note or any related document or the right of the Company and its Subsidiaries to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result, either individually or in the aggregate, in any material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, nor, to the knowledge of the Company, is there any reasonable basis for the foregoing, (ii) the Company and its Subsidiaries are not parties or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, and (iii) there is no material action, suit, proceeding or investigation by Company and its Subsidiaries currently pending or which Company and its Subsidiaries intend to initiate.

29. Covenants.

a. Notice of Defaults and Events of Defaults. The Company shall provide to Holder, as soon as possible and in any event within three (3) days after the occurrence thereof, written notice of any acceleration the Costa Brava Debt prior to its stated maturity.

b. Distributions. The Company shall not declare or pay any dividends or make any distribution to Costa Brava of any kind on the Company’s capital stock, or purchase, redeem or otherwise acquire, directly or indirectly, any shares of the Company’s capital stock from Costa Brava, or any rights to acquire shares of capital stock of the Company from Costa Brava.

c. Transactions with Affiliates. The Company shall not directly or indirectly enter into or permit to exist any material transaction with any of its affiliates except for transactions that are in the ordinary course of the business of the Company or are on terms no less favorable to the Company than would be obtained in arm’s length transaction with a non-affiliate; provided, however, this Section 4(c) shall not prohibit the Company from incurring any indebtedness from and in favor of Costa Brava or any other affiliate of the Company, so long as such indebtedness is incurred on a pari passu (or lesser priority) basis in substantially the form of the Costa Brava Debt in effect on the date hereof.

30. Default.

a. Events of Default. For purposes of this Note, any of the following events which shall occur shall constitute an “Event of Default”:

(i) any indebtedness under this Note is not paid when and as the same shall become due and payable, whether at maturity, by acceleration, five (5) days following notice of prepayment or otherwise;

(ii) default shall occur in the observance or performance of (A) any covenant, obligation or agreement of the Company contained in Section 4, or (B) any other provision of this Note, and, in the case of this clause (B), such default shall continue uncured for a period of ten (10) days;

(iii) any representation, warranty or certification made herein by or on behalf of the Company or any of its Subsidiaries shall prove to have been false or incorrect in any material respect on the date or dates as of which made;

(iv) the Company shall (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (B) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (C) make an assignment for the benefit of creditors, (D) fail generally, become unable or admit in writing to its inability to pay its debts as they become due, (E) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (F) become subject to any involuntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally;

(v) The Company shall default in the observance or performance of any agreement or condition relating to any Costa Brava Debt or contained in any instrument or agreement evidencing or relating thereto, the effect of which default or other event or condition is to cause, with the giving of notice, if required, the Costa Brava Debt to become due prior to its stated maturity; or any Costa Brava Debt shall be declared to be due and payable prior to its stated maturity.

b. Consequences of Events of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, Holder may, upon notice or demand, declare the outstanding obligations under this Note to be due and payable, whereupon the outstanding obligations under this Note shall be and become immediately due and payable, and the Company shall immediately pay to Holder all such obligations. Upon the occurrence of (A) an Event of Default under Section 5(a)(v) or (B) an actual or deemed entry of an order for relief with respect to the Company under the United States Bankruptcy Code, then all obligations under this Note shall automatically be due immediately without notice of any kind. Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

31. Default

a. For purposes of this Note, a “Default” shall have occurred if any indebtedness under this Note is not paid when and as the same shall become due and payable. If any Default shall occur for any reason, Holder shall have all rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

32. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE COMPANY (BY ITS EXECUTION HEREOF) AND HOLDER (BY ITS ACCEPTANCE OF THIS NOTE) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS

CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

33. Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by, construed under, and enforced in accordance with the laws of the State of New York.

34. Amendment and Waiver. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holder.

35. Notices. Any notice or other communication or payment in connection with this Note may be made and is deemed to be given as follows: (i) if delivered in person or by courier, on the date when it is delivered; (ii) if by facsimile, when received at the correct number (proof of which shall be an original facsimile transmission confirmation slip or equivalent); or (iii) if sent by certified or registered mail or the equivalent (return receipt requested), on the date such mail is delivered, unless the date of that delivery is not a Business Day or that communication is delivered on a Business Day but after the close of business on such Business Day in which case such communication shall be deemed given and effective on the first following Business Day. Any such notice or communication given pursuant to this Note shall be addressed to the intended recipient at its address or number (which may be changed by either party at any time) specified as follows:

If to the Company:	Orange 21 North America, Inc. 2070 Las Palmas Drive Carlsbad, CA 92011 Facsimile No.: (760) 804-8420 Attention: Chief Executive Officer

With a copy to:	Sheppard, Mullin, Richter & Hampton LLP 12275 El Camino Real, Suite 200 San Diego, CA 92130-2006 Facsimile No.: (858) 509-3691 Attention: John Hentrich, Esq.

If to Holder:	Rose Colored Glasses LLC c/o Gelfand Rennert & Feldman 360 Hamilton Ave., Suite 100 White Plains, NY 10601 Facsimile No.: (212) 307-8082 Attention: Ron Nash

With a copy to:	Grubman Indursky & Shire, P.C. 152 West 57th St., 31st Floor New York, NY 10019 Facsimile No.: (212) 554-0444 Attention: Kenneth R. Meiselas, Esq.

36. Assignment. The provisions of this Note shall be binding upon and inure to the benefit of each of the Company and Holder and their respective successors and assigns, provided that (a) the Company shall not have the right to assign its rights and obligations hereunder or any interest herein and (b) Holder shall have the right to assign, endorse or transfer this Note and/or its rights and obligations hereunder or any interest herein in whole, but not in part.

37. Registered Obligation. The Company shall establish and maintain a record of ownership (the “Register”) in which it will register by book entry the interest of the initial Holder and of each subsequent assignee in this Note, and in the right to receive any payments hereunder, and any assignment of any such interest. The Company shall make appropriate entries in the Register to reflect any assignment promptly following receipt of written notice from the assignor of such assignment. Notwithstanding anything herein to the contrary, this Note is intended to be treated as a registered obligation for federal income tax purposes and the right, title, and interest of Holder and its assignees in and to payments under this Note shall be transferable only upon notation of such transfer in the Register. This Section shall be construed so that this Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related regulations (or any successor provisions of the Code or such regulations).

38. Entire Agreement. This Note contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Note.

39. Subordination. This Note and each of Holder’s rights and privileges hereunder is expressly subject to the terms of that certain Debt Subordination Agreement by and between BFI Business Finance and Holder dated as of July 18, 2011 (the “BFI Subordination Agreement”), as amended or modified from time to time. To the extent the BFI Loan Documents are at any time refinanced or replaced with any financing from BFI Business Finance or any other lender, this Note and each of Holder’s rights and privileges shall be subordinated to the obligations owed by the Company to such lender in the manner provided for in the BFI Subordination Agreement, mutatis mutandi, and such lender shall be an intended third party beneficiary of the provisions of this Section 14.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the each of the undersigned has caused this Note to be duly executed by its officers, thereunto duly authorized as of the date first above written.

THE COMPANY:

ORANGE 21 NORTH AMERICA INC.

By:	/s/ Carol Mongtomery
Name:	Carol Montgomery
Title:	Chief Executive Officer

HOLDER:

ROSE COLORED GLASSES LLC

By:	/s/ Mary J. Blige
Name:	Mary J. Blige
Title:	Member

By:	/s/ Tinted Partners LLC
Name:	Tinted Partners LLC
Title:	Member

Exhibit C

Approved Distribution Channels

Brick and Mortar – Approved

[***]

[***]

[***]

[***]

[***]

[***]

[***]

On-Line Member Only – Approved

[***]

[***]

[***]

Multimedia – Approved

[***]

[***]

Exhibit D

Non-Approved Distribution Channels

Brick and Mortar – Non Approved

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

On-Line – Non Approved

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